Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of June 17, 2016, is made by and between Bankrate, Inc., a Delaware corporation (the “Company”), and Next Advisor, Inc., a California corporation (the “Stockholder”).

WHEREAS, pursuant to the terms of that certain Asset Purchase Agreement, dated as of May 5, 2016, (the “Purchase Agreement”) by and among the Company, the Stockholder and Robert E. Larson, the Company has agreed to acquire certain assets from the Stockholder, and as partial consideration for such acquisition, the Company has agreed to potentially make an “earn-out” payment to Seller in certain circumstances set forth in the Purchase Agreement, which payment may be made, at the Company’s option,  in whole or in part in the form of shares of the Company’s common stock, par value $0.01 per share (“Common Stock”); and

WHEREAS, the execution and delivery of this Agreement is a condition precedent to the parties’ obligations to consummate the transactions contemplated by the Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, and for other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Article I Definitions.
1.1. Certain Definitions. For purposes of this Agreement,
(a) “Agreement” has the meaning set forth in the Preamble.
(b) “Business Day” means a day other than Saturday, Sunday or any other day on which banks in New York, New York are required or authorized to be closed.
(c) “Common Stock” has the meaning set forth in the Recitals.
(d) “Company” has the meaning set forth in the Preamble.
(e) “Effectiveness Period” has the meaning set forth in Section 2.1(b).
(f) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.
(g) “Issuance Date” means the date of the issuance of shares of Common Stock to the Stockholder pursuant to the Purchase Agreement, if any.
(h) “Person” means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization or a government or department or agency thereof.

(i) “Prospectus” means the prospectus or prospectuses included in a Shelf Registration Statement, including any preliminary prospectus, and any such prospectuses as amended or supplemented by any prospectus supplement and by all other amendments and supplements to a prospectus, including post-effective amendments, and, in each case, including all documents incorporated by reference therein.

(j) “Purchase Agreement” has the meaning set forth in the Recitals.

(k) “Registrable Securities” means (i) the shares of Common Stock issued to the Stockholder pursuant to the Purchase Agreement, if any, and (ii) any equity securities of the Company issued in respect of the shares described in clause (i), including pursuant to any stock dividend, stock split or recapitalization of the Company. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) they have been distributed to the public pursuant to an offering registered under the Securities Act, (b) they have been sold in compliance with Rule 144, (c) they have been acquired by the Company or any subsidiary thereof or (d) they may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions, as determined by the Company, in consultation with its counsel.

(l) “Registration Expenses”  means any and all expenses incident to the Company’s performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and expenses of counsel for the Company.

(m) “Rule 144” means Rule 144 promulgated under the Securities Act, as may be amended or interpreted from time to time, or any successor or similar rule as may be enacted by the SEC from time to time.
(n) “SEC” shall mean the United States Securities and Exchange Commission.
(o) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

(p) “Selling Stockholder Information”  with respect to the Stockholder, means (i) its name, address, number of shares of Registrable Securities being offered and the number of shares beneficially owned by the Stockholder (excluding any percentages) which are required to appear in the table (and corresponding footnotes) under the caption “Selling Stockholder” in the Prospectus and (ii) any additional information about or pertaining to the Stockholder reasonably requested by the Company which the Company believes, in good faith, is needed to satisfy the Company’s disclosure requirements under the Securities Act with respect to the Shelf Registration Statement.

(q) “Shelf Registration” shall mean a registration effected pursuant to Section 2.1(a) hereof.

(r) “Shelf Registration Statement” means a “shelf” registration statement of the Company which covers all of the Registrable Securities, on any registration form then available to the Company, under Rule 415 under the Securities Act, or any successor or similar rule that may be adopted by the SEC, and all amendments, supplements and replacements (if any, to the extent any prior such registration statement expires) to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.  For the avoidance of doubt, “Shelf Registration Statement” includes any prospectus supplement to an effective Automatic Shelf Registration Statement (as such term is defined in Rule 405 of the Securities Act) that effects the resale registration of the Registrable Securities.

(s) “Stockholder” has the meaning set forth in the Preamble.

(t) “Suspension Period” has the meaning set forth in Section 2.2(a)(vi).
Article II Registration
2.1. Shelf Registration Statement.

(a) Registration Requirement.   As soon as reasonably practicable but not later than the tenth Business Day after the Issuance Date, the Company shall file with the SEC a Shelf Registration Statement meeting the requirements of the Securities Act and, unless such Shelf Registration Statement shall become immediately effective, use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the SEC.  The Stockholder shall not be entitled to include any of its Registrable Securities in any Shelf Registration (and the Company shall not be obligated to file with the SEC a Shelf Registration Statement or register under the Securities Act the Registrable Securities)  pursuant to this Agreement unless the Stockholder furnishes to the Company in writing, within two Business Days after receipt of a request therefor, the Selling Stockholder Information.

(b) Effectiveness Requirement.  The Company will use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective under the Securities Act until the earlier of (i) the first anniversary of the initial effectiveness date of the Shelf Registration Statement and (ii) such time when no Registrable Securities remain outstanding (the “Effectiveness Period”).

2.2. Shelf Registration Procedures. In accordance with the registration obligations of the Company under Sections 2.1 hereof, the Company will, as applicable:

(a) as promptly as reasonably practicable, prepare and file with the SEC such amendments or post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement continuously effective during the Effectiveness Period (except as otherwise set forth herein); and cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act;

(b) at least two days prior to the filing of the Shelf Registration Statement, or any Prospectus, amendment or supplement thereto, furnish a copy thereof to the Stockholder or its counsel;

(c) if applicable, use commercially reasonable efforts to register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Stockholder reasonably requests and keep such registration or qualification effective during the Effectiveness Period, and do any and all other acts and things that may be reasonably necessary or advisable to enable the Stockholder to consummate the disposition in such jurisdictions of the Registrable Securities; provided,  however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause, (ii) subject itself to taxation in any such jurisdiction, (iii) consent to general service of process in any such jurisdiction or (iv) comply with requirements under so-called “fair, just and equitable standards” under state securities laws;

(d) notify the Stockholder:  (i) when the Shelf Registration Statement covering such Registrable Securities has become effective and when any post-effective amendments thereto become effective; (ii) of any written request by the SEC or any state securities authority for amendments and supplements to such Shelf Registration Statement or Prospectus or for additional information after such Shelf Registration Statement has become effective; and (iii)

of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of such Shelf Registration Statement or the qualification of the Registrable Securities in any jurisdiction described in Section 2.2(d) hereof or the initiation of any proceedings for that purpose;

(e) file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder to make available adequate current public information with respect to the Company meeting the current public information requirements of Rule 144(c) under the Securities Act, to the extent required to enable the Stockholder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by Rule 144;

(f) notify the Stockholder, at any time that a prospectus covered by the Shelf Registration Statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge and as a result of which the prospectus included in the Shelf Registration Statement as then in effect would include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of the Stockholder, the Company will promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the Stockholder, such prospectus, as so amended or supplemented, will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that at any time, upon written notice to the Stockholder and for a period not to exceed 90 days in the aggregate during the Effectiveness Period (the “Suspension Period”), the Company may suspend the use or effectiveness of a Shelf Registration Statement (and the Stockholder hereby agrees not to offer or sell any Registrable Securities pursuant to such registration statement during the Suspension Period) if the Company reasonably believes that there is or may be in existence material nonpublic information, developments or events (including, but not limited to, a pending or contemplated merger or acquisition, disposition or other material transaction or similar event) involving the Company, the failure of which to be disclosed in the prospectus included in the registration statement could constitute a material misstatement or omission. If so directed by the Company, the Stockholder shall not offer to sell any Registrable Securities pursuant to the Shelf Registration Statement during the period in which the delay or suspension is in effect after receiving notice of such delay or suspension (and, if required, until the Stockholder receives copies of the supplemented or amended Prospectus). The Company covenants and agrees that it shall not deliver such notice with respect to the Suspension Period unless Company employees, officers and directors and any other holders of registration rights with respect to the Company’s Common Stock are also prohibited by the Company for the duration of such Suspension Period from effecting any public sales of shares of Common Stock beneficially owned by them, if such holders of registration rights sell pursuant to a registration statement;

(g) cooperate and assist in any filings required to be made with the Financial Industry Regulatory Authority, Inc.;

(h) cause all securities covered by such Shelf Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed and to be qualified for trading on each system on which similar securities issued by the Company are from time to time qualified;

(i) provide a transfer agent and registrar for all securities covered by the Shelf Registration Statement not later than the initial effective date of the Shelf Registration Statement and thereafter maintain such a transfer agent and registrar; and

(j) take reasonable efforts to prevent the entry of any stop order suspending the effectiveness of a registration statement, and upon the issuance of any stop order suspending the effectiveness of the Shelf Registration Statement, or of any order suspending or preventing the use of the Prospectus or suspending the qualification of any securities included in the Shelf Registration Statement for sale in any jurisdiction, the Company will use commercially reasonable efforts promptly to obtain the withdrawal of such order.

2.3. Registration Expenses.  The Company will pay the Registration Expenses in connection with the Shelf Registration Statement.  All other expenses will be paid by the Stockholder, including any legal fees and expenses of the Stockholder’s counsel or other advisors and any underwriting discounts and commissions and taxes of any kind (including transfer taxes) relating to any disposition, sale or transfer of Registrable Securities.

2.4. Indemnification; Contribution.

(a) Indemnification by the Company.  In connection with any Shelf Registration Statement, the Company agrees to indemnify and hold harmless, to the full extent permitted by law, the Stockholder, its officers, directors, members, and employees and each Person who controls the Stockholder (within the meaning of the Securities Act) against any and all losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney’s fees), to which such indemnified party may become subject under the Securities Act or otherwise, to the extent such losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, are based upon, are caused by, or result from (i) any untrue or alleged untrue statement of material fact contained in the Shelf Registration Statement or the Prospectus or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made in the case of any prospectus) not misleading,  and the Company will reimburse the Stockholder and each such director, officer, member and employee for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action, or proceeding; provided,  however, that the Company shall not be liable (and the Stockholder or other indemnified party shall reimburse to the Company any such amounts previously paid) in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof), or expense arises out of, is based upon, is caused by, or results from an untrue statement or alleged untrue statement, or omission or alleged omission, made in the Shelf Registration Statement or the Prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by or on behalf of the Stockholder or other indemnified party expressly for use therein; provided,  further, that the indemnification required by this Section 2.4(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld.

(b) Indemnification by the Stockholder.  In connection with any Shelf Registration Statement,  the Stockholder will indemnify and hold harmless, to the full extent permitted by law, the Company, and each of its directors, officers, agents retained in connection with the transactions contemplated hereby, employees, and each other Person who controls the Company (within the meaning of the Securities Act) to the same extent as the foregoing indemnity from the Company to the Stockholder, but only to the extent that such untrue statement or omission is made in the Shelf Registration Statement or the Prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by the Stockholder expressly for use therein (including, for the avoidance of doubt, the Selling Stockholder Information); provided,  however, that the liability of the Stockholder under this Section 2.4(b) shall be limited to the net proceeds (before expenses) received by it from the sale of Registrable Securities pursuant to such registration statement.

(c) Conduct of Indemnification Proceedings.  Promptly after receipt by an indemnified party under this Section 2.4 of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this Section 2.4, such indemnified party shall deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel retained by the indemnifying party (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties); provided,  however, that such counsel shall be reasonably satisfactory to the indemnified party.  The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, if it prejudices or results in forfeiture of rights or defenses, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.4, to the extent of any damage or prejudice suffered by the indemnifying party as a result thereof.  Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses, (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one additional firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties.  No indemnifying party shall be liable to an indemnified party for any settlement of any action, proceeding or claim without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

(d) Contribution.  If the indemnification required by this Section 2.4 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this Section 2.4:

(i) The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 2.4(a) and Section 2.4(b), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.  Notwithstanding the foregoing, the liability of the Stockholder under this Section 2.4(d) shall be limited to the net proceeds (before expenses) received by it from the sale of securities pursuant to the applicable registration statement.

(ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.4(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 2.4(d)(i).  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e) Full Indemnification.  If indemnification is available under this Section 2.4, the indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 2.4 without regard to the relative fault of such indemnifying party or indemnified party or any other equitable consideration referred to in Section 2.4(d)(i) hereof.

(f) Survival.  The obligations of the Company and the Stockholder under this Section 2.4 shall survive the completion of any offering of securities pursuant to a registration statement under this Agreement, and otherwise.

Article III Miscellaneous Provisions.

3.1. Termination.  Notwithstanding anything to the contrary set forth herein, this Agreement will terminate and be of no further force or effect (except as provided and contemplated in Sections 2.3, 2.4 and this Article III)  upon the expiration of the Effectiveness Period or in the event the Earnout Amount (as defined in the Purchase Agreement) is paid entirely in cash.

3.2. Notices.  All notices and other communications made pursuant to or under this Agreement shall be in writing and shall be deemed to have been duly given or made (a) when personally delivered, (b) when transmitted by facsimile or electronic mail if such transmission occurs on a Business Day before 5:00 p.m. Pacific time, or the next succeeding Business Day if such transmission occurs at any other time, (c) one Business Day after deposit with overnight courier service, or (d) three (3) Business Days after the mailing if sent or by registered or certified mail, postage prepaid, return receipt requested.  All notices and other communications under this Agreement shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice, to the receiving party at the following address or such other address as such Party may have given to the other Parties by notice pursuant to this Section 3.2:

If to the Stockholder, to:Next Advisor, Inc.
1110 Burlingame Avenue, Suite 201
Burlingame, California 94010
E-Mail: Erik@nextadvisor.com
Attention: Robert E. Larson

with a copy to:Orrick, Herrington & Sutcliffe LLP
(which shall not constitute notice)405 Howard Street
San Francisco, California 94105
Facsimile: (415) 773-5759
E-Mail: jcook@orrick.com
Attention: John P. Cook

If to the Company, to:Bankrate, Inc.
477 Madison Avenue, Suite 430
New York, New York
Facsimile: (917) 368-8611
E-Mail: legal@bankrate.com
Attention: General Counsel

with a copy to:Paul Hastings LLP
(which shall not constitute notice)71 South Wacker Drive, Suite 4500
Chicago, Illinois 60606
Facsimile: (312) 499-6100
E-Mail: christophersheaffer@paulhastings.com
Attention: Christopher D. Sheaffer

3.3. No Third Party Beneficiaries.  Nothing in this Agreement will create, confer or be deemed to create or confer any third party beneficiary rights in any person or other legal entity not party to this Agreement.

3.4. Assignment.  The rights and obligations of the Stockholder pursuant to this Agreement are not assignable.   Any attempted assignment of such rights and obligations in violation of this Section 3.4 will be null and void.  The provisions of this Agreement will be binding upon and inure to the benefit of the parties and their respective successors.

3.5. Amendment. No amendment, modification or supplement of or to this Agreement will be effective unless made in writing and signed by the Company and the Stockholder.

3.6. Waivers.  No waiver of any provision of this Agreement, or consent to any departure from its terms, will be effective unless made in writing and signed by the party giving such waiver or consent.  No action (other than a waiver) taken pursuant to this Agreement, including any investigation by or on behalf of any party, will be deemed to constitute a waiver, by the party taking such action, of the other party’s compliance with any covenant or agreement contained in this Agreement.  No delay or omission on the part of any party in exercising any right or remedy under this Agreement will operate as a waiver thereof or of any other right or remedy.  No waiver by any party of any right or remedy under this Agreement on any one occasion will be deemed a bar to or waiver of the same or any other right or remedy on any future occasion.  No partial exercise of any right or remedy under this Agreement by any party will preclude any further exercise thereof or the exercise of any other right or remedy.

3.7. Further Assurances.  Each party to this Agreement hereby covenants and agrees, without the necessity of any further consideration, to execute and deliver any and all such further documents and take any and all such other actions as may be reasonably necessary or appropriate to carry out the intent and purposes of this Agreement.

3.8. Interpretation.

(a) The meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term and vice versa, and words denoting either gender shall include both genders as the context requires. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

(b) The terms “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.

(c) When a reference is made in this Agreement to an Article or Section, such reference is to an Article or Section of this Agreement unless otherwise specified.
(d) The words “include,” “includes,” and “including” when used in this Agreement shall be deemed to be followed by the words “without limitation,” unless otherwise specified.
(e) A reference to any party to this Agreement or any other agreement or document shall include such party’s predecessors, successors and permitted assigns.
(f) Reference to any “law” means such law as amended, modified, codified, replaced or reenacted, and all rules and regulations promulgated thereunder.

(g) The parties have participated jointly in the negotiation and drafting of this Agreement. Any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party by virtue of the authorship of this Agreement shall not apply to the construction and interpretation hereof.

3.9. Severability.  Any provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

3.10. Business Days.  If the last or appointed day for the taking of any action required under this Agreement, or the expiration of any right granted in this Agreement, is a day other than a Business Day, then such action may be taken or such right may be exercised on the next succeeding day that is a Business Day.

3.11. Entire Agreement.  This Agreement represents, and is intended to be, a complete statement of all of the terms and the arrangements between the Company and the Stockholder with respect to the matters provided for herein, supersedes any and all previous oral or written and all contemporaneous oral agreements, understandings, negotiations and discussions between the Company and the Stockholder with respect to those matters.

3.12. Remedies.  All remedies under this Agreement are cumulative and are not exclusive of any other remedies provided by applicable law.  The parties agree and acknowledge that money damages may not be an adequate remedy for any breach by a party of the provisions of this Agreement and that the any party may in its sole discretion apply to a court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief to enforce or prevent violation of the provisions of this Agreement.

3.13. Governing Law.  This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation, inducement to enter and/or performance of this Agreement (whether related to breach of contract, tortious conduct or otherwise and whether now existing or hereafter arising) shall be governed by, the internal laws of the State of Delaware, without giving effect to any law or rule that would cause the laws of any jurisdiction other than the State of Delaware to be applied.

3.14. Counterparts.  This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Agreement and each other agreement or instrument entered into in connection herewith or contemplated hereby, and any amendments hereto, to the extent signed and delivered by means of electronic transmission of .pdf files or other image files via e-mail, cloud-based transfer or file transfer protocol, or use of a facsimile machine, shall be treated in all manner and respects and for all purposes as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party to any such agreement or instrument shall raise the use of electronic transmission or a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of electronic transmission or a facsimile machine as a defense to the formation or enforceability of a contract, and each such party forever waives any such defense.

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IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first written above.

BANKRATE, INC.

By:/s/ Kenneth S. Esterow

Name:Kenneth S. Esterow

Title:Chief Executive Officer

NEXT ADVISOR, INC.

By:/s/ Robert E. Larson

Name:Robert E. Larson

Title:President

Registration Rights Agreement – Signature Page

LEGAL_US_E # 121583847.6